                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE: MOLTEN METAL (CONSOLIDATED)                       CASE NO.:  97-21385-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11


MONTHLY OPERATING REPORT FOR MONTH ENDING:                               4/30/98



COMES NOW, MOLTEN METAL TECHNOLOGY, INC. (CONSOLIDATED), Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 4/1/98 and ending 4/30/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                   X         Monthly Reporting Questionnaire (Attachment 1)
               ---------

                   X         Comparative Balance Sheets (Forms OPR-1 and OPR-2)
               ---------

                   X         Summary of Accounts Receivable (Form OPR-3)
               ---------

                   X         Schedule of Post-Petition Liabilities (Form OPR-4)
               ---------

                   X         Income Statement (Form OPR-5)
               ---------

                   X         Statement of Sources and Uses of Cash (Form OPR-6)
               ---------

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:   5/19/98                     DEBTOR-IN-POSSESSION
                                    By:
                                           /s/ F. Gordon Bitter
                                    ----------------------------------------
                                    Name & Title: F. Gordon Bitter, CEO & CFO
                                                  Molten Metal Technology, Inc.
                                                  421 Currant Road
                                                  Fall River, MA  02720
                                                  Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE: MOLTEN METAL TECHNOLOGY, INC. (CONSOLIDATED)      CASE NO.:  97-21385-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11


NOTE TO THE MONTHLY OPERATING REPORT:


Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS

                                                                      FORM OPR-1
CASE NAME:         MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:      97-21385-CJK


                                                                                                         MONTH ENDED:    4/30/98

                                                            FILING               MONTH               MONTH               MONTH
                                                             DATE                ENDED               ENDED               ENDED
                                                            12/3/97             12/31/97            1/31/98             2/28/98
                                                            -------             --------            -------             -------
ASSETS

CURRENT ASSETS

Cash                                                       4,654,326           7,712,988           7,222,698           5,141,902
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                     7,589,596           7,768,045           6,001,822           6,121,182
Less: allowance for doubtful accounts                       (150,000)           (150,000)           (150,000)           (150,000)
Accounts Receivable-Other                                  3,362,193           3,114,234           3,630,556           3,936,087
Inventory, at cost                                         4,642,718           2,999,979           2,981,683           2,953,384
Prepaid expenses                                           2,944,501           3,432,683           3,590,453           3,912,070
Deposits                                                     199,046             176,955             258,371             264,731
Other:
             Investment in Nichimen Joint Venture            433,739             433,739             433,739             433,739
             Investment in CW, LLC                         1,497,718           1,497,718           1,497,718           1,497,718
             Long Term Notes Receivable                   20,806,950          20,806,950          20,806,950          20,806,950
             Restricted Cash Collateral Deposits           3,921,953           3,930,999           3,940,000           3,948,082
                                                        ------------        ------------        ------------        ------------
TOTAL CURRENT ASSETS                                      49,902,740          51,724,290          50,213,990          48,865,845
                                                        ------------        ------------        ------------        ------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                   158,480,555         158,577,054         158,881,900         159,301,814
Less:  Accumulated Depreciation                          (23,789,824)        (24,685,394)        (25,710,487)        (26,735,581)
                                                        ------------        ------------        ------------        ------------
NET PROPERTY, PLANT AND EQUIPMENT                        134,690,731         133,891,660         133,171,413         132,566,233
                                                        ------------        ------------        ------------        ------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets                            26,143,973          26,143,421          26,168,331          26,189,604
             Less:  Accumulated Amortization              (4,212,236)         (4,412,755)         (4,604,973)         (4,797,190)
                                                        ------------        ------------        ------------        ------------
TOTAL OTHER ASSETS                                        21,931,737          21,730,666          21,563,358          21,392,414
                                                        ------------        ------------        ------------        ------------

TOTAL ASSETS                                             206,525,208         207,346,616         204,948,761         202,824,492
                                                        ============        ============        ============        ============



                                                              MONTH                MONTH             MONTH           MONTH
                                                              ENDED                ENDED             ENDED           ENDED
                                                             3/31/98              4/30/98
                                                             -------              -------
ASSETS

CURRENT ASSETS

Cash                                                        1,679,329             822,084
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                      7,604,873           7,663,418
Less: allowance for doubtful accounts                        (150,000)           (150,000)
Accounts Receivable-Other                                   3,466,844           3,998,122
Inventory, at cost                                          3,252,606           3,070,450
Prepaid expenses                                            4,053,504           3,798,824
Deposits                                                      327,840             327,840
Other:
             Investment in Nichimen Joint Venture             433,739             433,739
             Investment in CW, LLC                          1,497,718           1,497,718
             Long Term Notes Receivable                    20,806,950          20,806,950
             Restricted Cash Collateral Deposits            4,236,270           4,236,270

                                                         ------------        ------------        --------        --------
TOTAL CURRENT ASSETS                                       47,209,673          46,505,415               0               0
                                                         ------------        ------------        --------        --------

PROPERTY, PLANT AND EQUIPMENT, AT COST                    159,543,659         160,680,666
Less:  Accumulated Depreciation                           (27,727,471)        (28,736,212)
                                                         ------------        ------------        --------        --------
NET PROPERTY, PLANT AND EQUIPMENT                         131,816,188         131,944,454               0               0
                                                         ------------        ------------        --------        --------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets                             26,398,877          26,488,284
             Less:  Accumulated Amortization               (4,992,683)         (5,199,409)
                                                         ------------        ------------        --------        --------
TOTAL OTHER ASSETS                                         21,406,194          21,288,875               0               0
                                                         ------------        ------------        --------        --------

TOTAL ASSETS                                              200,432,055         199,738,744               0               0
                                                         ============        ============        ========        ========

                           COMPARATIVE BALANCE SHEETS

                                                                      FORM OPR-2
CASE NAME:         MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:      97-21385-CJK

                                                                                                          MONTH ENDED:     4/30/98


                                                               FILING              MONTH               MONTH               MONTH
                                                                DATE               ENDED               ENDED               ENDED
                                                              12/3/97            12/31/97             1/31/98             2/28/98
                                                              -------            --------             -------             -------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                                     5,260,000           7,000,000           7,000,000
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)                                          3,076,569           2,266,637           4,943,854
                                                           ------------        ------------        ------------        ------------

TOTAL POST PETITION LIABILITIES                                       0           8,336,569           9,266,637          11,943,854

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME                             12,378,455          10,623,523          10,213,992          10,200,940
TOTAL OTHER PRE PETITION LIABILITIES                        242,148,750         241,463,644         242,349,829         240,705,035
                                                           ------------        ------------        ------------        ------------

TOTAL LIABILITIES                                           254,527,205         260,423,736         261,830,458         262,849,829
                                                           ------------        ------------        ------------        ------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                              15,874,471          16,793,713          17,319,518          17,845,322
Common Stock                                                    237,810             237,810             237,810             237,810
Paid in Capital                                             170,893,690         170,893,690         170,893,907         170,893,907
Valuation Allowance                                               9,683              11,636
Dividends Paid                                               (4,343,230)         (5,262,472)         (5,788,277)         (6,314,081)
Treasury Stock                                               (1,251,319)         (1,251,319)         (1,251,319)         (1,251,319)
Deferred Compensation                                          (127,137)           (120,489)           (113,842)           (107,838)
Retained Earnings
             Through Filing Date                           (229,295,965)       (229,295,965)       (229,295,965)       (229,295,965)
             Post Filing Date                                (5,083,724)         (8,883,529)        (12,033,173)        (14,610,905)
                                                           ------------        ------------        ------------        ------------

TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                        (48,001,997)        (53,077,120)        (56,881,697)        (60,025,337)
                                                           ------------        ------------        ------------        ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  206,525,208         207,346,616         204,948,761         202,824,492
                                                           ============        ============        ============        ============






                                                                    MONTH              MONTH             MONTH           MONTH
                                                                    ENDED              ENDED             ENDED           ENDED
                                                                   3/31/98            4/30/98
                                                                   -------            -------            -----           -----
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                     7,000,000           7,000,000
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)                          5,414,210           5,228,901
                                                               ------------        ------------        ---------       --------

TOTAL POST PETITION LIABILITIES                                  12,414,210          12,228,901                0              0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME                                 10,180,107          10,347,984
TOTAL OTHER PRE PETITION LIABILITIES                            240,424,837         241,011,506
                                                               ------------        ------------        ---------       --------

TOTAL LIABILITIES                                               263,019,154         263,588,391                0              0
                                                               ------------        ------------        ---------       --------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                                  18,371,126          18,011,989
Common Stock                                                        237,810             237,810
Paid in Capital                                                 170,893,907         170,893,690
Valuation Allowance
Dividends Paid                                                   (6,830,562)         (6,471,425)
Treasury Stock                                                   (1,251,319)         (1,251,319)
Deferred Compensation                                              (101,191)            (94,758)
Retained Earnings
             Through Filing Date                               (229,295,965)       (229,295,965)
             Post Filing Date                                   (15,879,669)
                                                               ------------        ------------        ---------       --------

TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                            (62,587,099)        (63,849,647)               0              0
                                                               ------------        ------------        ---------       --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      200,432,055         199,738,744                0              0
                                                               ============        ============        =========       ========


                         SUMMARY OF ACCOUNTS RECEIVABLE
                                                                      FORM OPR-3

CASE NAME:         MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:      97-21385-CJK

                                                                                    MONTH ENDED:    4/30/98


                                                                         0-30        31-60         61-90         OVER
                                                          TOTAL          DAYS         DAYS          DAYS        90 DAYS
                                                          -----          ----         ----          ----        -------
DATE OF FILING:   12/3/97                               7,589,596     4,116,989      943,972       797,630     1,731,005
                  Allowance for doubtful accounts        (150,000)                                              (150,000)
                                                        ---------     ---------    ---------     ---------     ---------
                                                        7,439,596     4,116,989      943,972       797,630     1,581,005
                                                        =========     =========    =========     =========     =========

MONTH:            12/31/97                              7,768,045     1,875,415    3,473,011       519,172     1,900,447
                  Allowance for doubtful accounts        (150,000)                                              (150,000)
                                                        ---------     ---------    ---------     ---------     ---------
                                                        7,618,045     1,875,415    3,473,011       519,172     1,750,447
                                                        =========     =========    =========     =========     =========

MONTH:            1/31/98                               6,001,822     1,290,680    1,267,373     1,458,561     1,985,208
                  Allowance for doubtful accounts        (150,000)                                              (150,000)
                                                        ---------     ---------    ---------     ---------     ---------
                                                        5,851,822     1,290,680    1,267,373     1,458,561     1,835,208
                                                        =========     =========    =========     =========     =========

MONTH:            2/28/98                               6,121,182     1,377,798    1,019,381       572,967     3,151,036
                  Allowance for doubtful accounts        (150,000)                                              (150,000)
                                                        ---------     ---------    ---------     ---------     ---------
                                                        5,971,182     1,377,798    1,019,381       572,967     3,001,036
                                                        =========     =========    =========     =========     =========

MONTH:            3/31/98                               7,604,873     3,156,081    1,505,814       286,492     2,656,486
                  Allowance for doubtful accounts               0
                                                        ---------     ---------    ---------     ---------     ---------
                                                        7,604,873     3,156,081    1,505,814       286,492     2,656,486
                                                        =========     =========    =========     =========     =========

MONTH:            4/30/98                               7,663,418     3,222,525      851,867       791,510     2,797,516
                  Allowance for doubtful accounts               0
                                                        ---------     ---------    ---------     ---------     ---------
                                                        7,663,418     3,222,525      851,867       791,510     2,797,516
                                                        =========     =========    =========     =========     =========

MONTH:
                  Allowance for doubtful accounts
                                                        ---------     ---------    ---------     ---------     ---------
                                                                0             0            0             0             0
                                                        =========     =========      =======       =======     =========

                     SCHEDULE OF POST PETITION LIABILITIES
                                                                      FORM OPR-4


CASE NAME:         MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:      97-21385-CJK

                                                                                                MONTH ENDED:    4/30/98


                                                        DATE           DATE            TOTAL         0-30         31-60
                                                      INCURRED          DUE             DUE          DAYS          DAYS
                                                      --------          ---             ---          ----          ----
TAXES PAYABLE

            Federal Income Taxes                                                         NONE
            FICA-Employer's Share                                                        NONE
            FICA-Employee's Share                                                        NONE
            Unemployment Tax                                                             NONE
            State Sales & Use Tax                                                        NONE
            State __________ Tax                                                         NONE
            Personal Property Tax                                                        NONE
                                                                                   ----------     ---------    ---------
TOTAL TAXES PAYABLE                                                                         0             0            0
                                                                                   ----------     ---------    ---------

POST PETITION SECURED DEBT
DIP FINANCING
                                                                                   ----------     ---------    ---------
           Post petition advances-Morgens
              Waterfall Financing                     3/20/98        12/31/99       7,000,000             0            0
                                                                                   ----------     ---------    ---------

ACCRUED INTEREST PAYABLE
            Post petition interest on
              Morgens Waterfall Financing
                                                                                   ----------     ---------    ---------
TOTAL POST PETITION SECURED DEBT                                                    7,000,000             0            0
                                                                                   ----------     ---------    ---------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached
              schedules)                                                             989,493
            Payroll withholdings
            Accrued Payroll
            Accrued expenses-Estimated liability
              incurred, but not invoiced as of
              the end of the period and deferred
              obligations.                                                         4,239,408
                                                                                   ----------     ---------    ---------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                               5,228,901             0            0
                                                                                  ----------     ---------    ---------

TOTAL ALL POST PETITION LIABILITIES                                               12,228,901             0            0
                                                                                  ==========     =========    =========


                                                          61-90         OVER
                                                          DAYS         90 DAYS
                                                          ----         -------
TAXES PAYABLE

            Federal Income Taxes
            FICA-Employer's Share
            FICA-Employee's Share
            Unemployment Tax
            State Sales & Use Tax
            State __________ Tax
            Personal Property Tax

TOTAL TAXES PAYABLE                                            0             0
                                                       ---------     ---------

POST PETITION SECURED DEBT
DIP FINANCING
            Post petition advances-Morgens
              Waterfall Financing                              0             0
                                                       ---------     ---------

ACCRUED INTEREST PAYABLE
            Post petition interest on
              Morgens Waterfall Financing

TOTAL POST PETITION SECURED DEBT                               0             0
                                                       ---------     ---------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached
              schedules)
            Payroll withholdings
            Accrued Payroll
            Accrued expenses-Estimated liability
              incurred, but not invoiced as of
              the end of the period and deferred
              obligations.
                                                      ---------     ---------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                          0             0
                                                      ---------     ---------

TOTAL ALL POST PETITION LIABILITIES                           0             0
                                                      =========     =========

                                INCOME STATEMENT
                                                                      FORM OPR-5

CASE NAME:         MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:      97-21385-CJK



                                                                                                           MONTH ENDED:    4/30/98

                                                                          PRE             POST             MONTH            MONTH
                                                                       PETITION         PETITION           ENDED            ENDED
                                                                        12/3/97         12/31/97          1/31/98          2/28/98
                                                                        -------         --------          -------          -------
NET REVENUE (INCOME)                                                           0        4,103,641        1,797,407        2,069,601
                                                                      ----------       ----------       ----------       ----------

COST OF GOODS SOLD
            Salaries & wages                                             224,548        1,676,135        1,353,865        1,050,129
            Less:  Salaries & wages capitalized in fixed assets                                           (121,795)        (120,000)
            Benefits                                                                      562,849          318,037          314,271
            Bad debt expense                                                               18,625
            Cost of goods sold                                                          1,200,000          (20,833)
            Decontamination & disposal                                                     26,758           26,758           26,758
            Disposal costs-secondary wastes                                               112,496          105,018          431,112
            Financing costs                                                               212,000            9,000
            Insurance                                                                     108,638          114,934           84,457
            Legal services                                                                342,713
            Materials                                                                   1,151,084          866,199          418,286
            Office expense & supplies                                                      37,650           21,138           66,470
            Other                                                                          18,202           57,436            8,528
            Outside services                                                              814,013          443,144          473,118
            Professional services                                                         857,587           59,868          145,646
            Rent-equipment                                                                104,873           39,324           87,631
            Rent-office/buildings                                                         264,752          317,269          107,221
            Supplies-processing                                                            18,515
            Taxes                                                                          87,546           40,219           31,143
            Telephone                                                                     134,438           46,167           38,809
            Transportation                                                                110,472           93,218          164,655
            Travel & entertainment                                                         43,509           71,260           80,591
            Utilities                                                                     234,343            8,819           73,848
                                                                      ----------       ----------       ----------       ----------
TOTAL COST OF GOODS SOLD                                                 224,548        8,137,198        3,849,045        3,482,673
                                                                      ----------       ----------       ----------       ----------
INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                            (224,548)      (4,033,557)      (2,051,638)      (1,413,072)
                                                                      ----------       ----------       ----------       ----------

INTEREST(INCOME) EXPENSE                                                                   62,539           90,855           91,010
DEPRECIATION AND AMORTIZATION                                                           1,096,271        1,217,312        1,217,312
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                                                                     440,000          428,250
OTHER (INCOME) EXPENSE                                                                   (108,643)
(GAIN) LOSS ON SALE OF ASSETS
                                                                      ----------       ----------       ----------       ----------
NET INCOME (LOSS)                                                       (224,548)      (5,083,724)      (3,799,805)      (3,149,644)
                                                                      ==========       ==========       ==========       ==========




                                                                   MONTH           MONTH        MONTH        MONTH        MONTH
                                                                   ENDED           ENDED        ENDED        ENDED        ENDED
                                                                  3/31/98         4/30/98
                                                                  -------         -------       -----        -----        -----
NET REVENUE (INCOME)                                             2,643,744       4,467,381
                                                                ----------      ----------    ----------   ----------   ----------

COST OF GOODS SOLD
            Salaries & wages                                     1,123,331       1,056,053
            Less:  Salaries & wages capitalized in fixed assets
            Benefits                                               311,609         267,260
            Bad debt expense
            Cost of goods sold
            Decontamination & disposal                              26,758          26,758
            Disposal costs-secondary wastes                        522,653         417,282
            Financing costs
            Insurance                                               83,183          83,183
            Legal services
            Materials                                              562,465         999,505
            Office expense & supplies                               51,520          11,113
            Other                                                    4,343           1,769
            Outside services                                       443,347         660,144
            Professional services                                  124,269        (121,092)
            Rent-equipment                                          58,604          36,257
            Rent-office/buildings                                  (94,110)        136,063
            Supplies-processing
            Taxes                                                   35,459          41,746
            Telephone                                               17,319          32,054
            Transportation                                         132,244         152,740
            Travel & entertainment                                 110,575         123,532
            Utilities                                               48,105          79,853

TOTAL COST OF GOODS SOLD                                         3,561,674       4,004,220              0            0            0
                                                                ----------      ----------     ----------   ----------   ----------
INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                      (917,930)        463,161              0            0            0
                                                                ----------      ----------     ----------   ----------   ----------

INTEREST(INCOME) EXPENSE                                            71,976         129,416
DEPRECIATION AND AMORTIZATION                                    1,230,989       1,215,466
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                             352,871         387,043
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS                                        3,966
                                                                ----------      ----------     ----------   ----------   ----------

NET INCOME (LOSS)                                               (2,577,732)     (1,268,764)             0            0            0
                                                                ==========      ==========     ==========   ==========   ==========

                     STATEMENT OF SOURCES AND USES OF CASH
                                                                      FORM OPR-6

CASE NAME:         MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:      97-21385-CJK

                                                                                   MONTH ENDED:    4/30/98
                                                                                                       TOTAL
                                                                    PRE               POST             MONTH             MONTH
                                                                  PETITION          PETITION           ENDED             ENDED
                                                                 12/1-12/2         12/3-12/31         12/31/97          1/31/98
                                                                 ---------         ----------         --------          -------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                               (5,083,724)       (5,083,724)       (3,799,805)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                            1,096,271         1,096,271         1,217,312
            Decrease (Increase)-Accounts Receivable                                   69,510            69,510         1,249,901
            Decrease (Increase)-Inventories                                        1,642,739         1,642,739            18,296
            Decrease (Increase)-Prepaid Expenses                                    (488,182)         (488,182)         (157,770)
            Decrease (Increase)-Other Assets                                          13,597            13,597           (90,417)
            Increase (Decrease)-Pre Petition Liabilities                          (2,440,220)       (2,440,220)          476,653
            Increase (Decrease)-Post Petition Liabilities                          3,076,569         3,076,569          (809,932)

                                                                ----------        ----------        ----------        ----------
Net Cash Provided (Used) by Operating Activities                         0        (2,113,440)       (2,113,440)       (1,895,762)
                                                                ----------        ----------        ----------        ----------


Cash Flows Used in Investing Activities
            Capital Expenditures                                                     (96,499)          (96,499)         (329,756)
            Sale of Net Fixed Assets
                                                                ----------        ----------        ----------        ----------
Net Cash Provided (Used) in Investing Activities                         0           (96,499)          (96,499)         (329,756)
                                                                ----------        ----------        ----------        ----------


Cash Flows From Financing Activities:
            Increase (Decrease)-Morgens Waterfall                                  5,260,000         5,260,000         1,740,000
            Increase (Decrease)-Shareholder Valuations                                 8,601             8,601            (4,772)

            Purchase of Treasury Stock-Preferred Shares
                                                                ----------        ----------        ----------        ----------
Net Cash Provided (Used) in Financing Activities                         0         5,268,601         5,268,601         1,735,228
                                                                ----------        ----------        ----------        ----------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     0         3,058,662         3,058,662          (490,290)

Cash and Cash Equivalents at Beginning of Period                                   4,654,326         4,654,326         7,712,988
                                                                ----------        ----------        ----------        ----------


Cash and Cash Equivalents at End of Period                               0         7,712,988         7,712,988         7,222,698
                                                                ==========        ==========        ==========        ==========


                                                                     MONTH             MONTH             MONTH            MONTH
                                                                     ENDED             ENDED             ENDED            ENDED
                                                                    2/28/98           3/31/98           4/30/98
                                                                    -------           -------           -------           -----
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                               (3,149,644)       (2,577,732)       (1,268,764)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                            1,217,312         1,230,989         1,215,466
            Decrease (Increase)-Accounts Receivable                 (424,891)       (1,014,448)         (589,823)
            Decrease (Increase)-Inventories                           28,299          (299,222)          182,156
            Decrease (Increase)-Prepaid Expenses                    (321,617)         (141,434)          254,680
            Decrease (Increase)-Other Assets                         (14,442)         (351,297)                0
            Increase (Decrease)-Pre Petition Liabilities          (1,657,847)         (301,032)          754,545
            Increase (Decrease)-Post Petition Liabilities          2,677,217           470,356          (185,309)

                                                                  ----------        ----------        ----------       --------
Net Cash Provided (Used) by Operating Activities                  (1,645,613)       (2,983,820)          362,951              0
                                                                  ----------        ----------        ----------       --------


Cash Flows Used in Investing Activities
            Capital Expenditures                                    (441,187)         (451,118)       (1,226,414)
            Sale of Net Fixed Assets                                                   (43,605)
                                                                  ----------        ----------        ----------       --------
Net Cash Provided (Used) in Investing Activities                    (441,187)         (494,723)       (1,226,414)             0
                                                                  ----------        ----------        ----------       --------


Cash Flows From Financing Activities:
            Increase (Decrease)-Morgens Waterfall                          0                 0                 0
            Increase (Decrease)-Shareholder Valuations                 6,004            15,970             6,218

            Purchase of Treasury Stock-Preferred Shares
                                                                  ----------        ----------        ----------       --------
Net Cash Provided (Used) in Financing Activities                       6,004            15,970             6,218              0
                                                                  ----------        ----------        ----------       --------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS              (2,080,796)       (3,462,573)         (857,245)             0

Cash and Cash Equivalents at Beginning of Period                   7,222,698         5,141,902         1,679,329        822,084
                                                                  ----------        ----------        ----------       --------


Cash and Cash Equivalents at End of Period                         5,141,902         1,679,329           822,084        822,084
                                                                  ==========        ==========        ==========        =======

                                                                    ATTACHMENT 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:         MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:      97-21385-CJK




                                                            MONTH ENDED: 4/30/98


                                                                          PAGE 1


1.   PAYROLL

         State the amount of all executive wages paid and taxes withheld and paid.

             Name and Title of                                    Date             Wages Paid           Taxes Withheld
             Executive                                            Paid         Gross         Net       Due           Paid
             ---------                                            ----         -----         ---       ---           ----
             H. W. Arrowsmith, VP Nuclear Sales & Marketing   4/3 & 4/17/98    17,308       10,051    5,384         5,384
             Eugene Berman, VP, Regul, Legal, & Extern Aff    4/3 & 4/17/98    14,011        7,831    4,616         4,616
             F. Gordon Bitter, CEO & CFO, Director            4/3 & 4/17/98    22,011       13,646    6,966         6,966
             Steven Brien, VP, Chemical Sales & Marketing     4/3 & 4/17/98    12,308        7,109    4,324         4,324
             Victor E. Gatto, Jr., VP, Government Markets     4/3 & 4/17/98    13,862       12,309    1,057         1,057
             David Hoey, V,P Business Development             4/3 & 4/17/98    14,022        8,983    4,113         4,113
             F. James Howie, III, VP, Procurement             4/3 & 4/17/98    11,097        7,263    3,074         3,074
             Ethan E. Jacks, VP, General Counsel, Secretary   4/3 & 4/17/98    13,551        7,890    4,047         4,047
             James E. Johnston, VP, Technical Development     4/3 & 4/17/98    11,538        6,488    3,370         3,370
             Christopher Nagel, Chief Technology Officer      4/3 & 4/17/98    11,538        6,488    3,995         3,995
             Charles W. Shaver, President & COO, Director     4/3 & 4/17/98    20,472       12,455    5,851         5,851
                                                              -------------   -------      -------   ------        ------


             TOTAL EXECUTIVE PAYROLL                                          161,718      100,513   46,797        46,797
                                                                              =======      =======   ======        ======



2.  INSURANCE

         Is Workers' Compensation and other insurance in effect?         Yes

         Are payments current?                                           Yes

         If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.


                                                                           DATE
                         COVERAGE    POLICY    EXPIRATION   PREMIUM      COVERAGE
TYPE    CARRIER NAME      AMOUNT     NUMBER       DATE      AMOUNT       PAID THRU
----    ------------      ------     ------       ----      ------       ---------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                                                    ATTACHMENT 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:         MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:      97-21385-CJK

                                                                          PAGE 2

3.  BANK ACCOUNTS

                                              MMT           MMT          MMT      TENNESSEE   TENNESSEE     TENNESSEE      ALEX
                                           OPERATING      PAYROLL      PAYROLL    OPERATING    PAYROLL       PAYROLL       BROWN
                                           ---------      -------      -------    ---------    -------       -------       -----
                                                                                                                           ALEX
Bank Name                                  U.S. TRUST    U.S. TRUST  NATIONSBANK  U.S. TRUST  U.S. TRUST   NATIONSBANK     BROWN

Account Number                             1100937836    1100937844   3001270655   110937851  1100937869    3001270846   210-71007


BEGINNING BOOK BALANCE                       (224,464)            0       16,387   1,195,150           0        17,501       6,543

PLUS:        Deposits-Collections of A/R    1,032,984                              1,733,378
             Other Receipts                 1,800,000
             Loan Advances

LESS:        Disbursements                 (3,817,055)                                (3,318)
             Payroll                                                    (998,769)                             (604,465)
             Returned Checks
             Loan Repayments

OTHER:       Adjustments                      695,000                    980,000  (1,750,000)                  615,000
             Transfers In (Out)

                                             --------    -----------    --------   ---------  ---------     ----------   ---------

ENDING BOOK BALANCE                          (513,535)             0      (2,382)  1,175,210          0         28,036       6,543
                                             ========    ===========    ========   =========  =========     ==========   =========



                                             OPPEN-       M4 LP      ESCROW AT     MMT FED
                                             HEIMER     OPERATING      ROPES       HOLDINGS       TOTAL
                                             ------     ---------      -----       --------       -----
                                             OPPEN-                   ROPES &
Bank Name                                    HEIMER      SUNTRUST      GRAY       U.S. TRUST

Account Number                              033-82238   0005618983               002239244-1


BEGINNING BOOK BALANCE                        676,006       (8,294)          0           500    1,679,329

PLUS:        Deposits-Collections of A/R                                                        2,766,362
             Other Receipts                                                                     1,800,000
             Loan Advances                                                                              0
                                                                                                        0
LESS:        Disbursements                                                                     (3,820,373)
             Payroll                                                                           (1,603,234)
             Returned Checks                                                                            0
             Loan Repayments                                                                            0
                                                                                                        0
OTHER:       Adjustments                     (540,000)                                                  0
             Transfers In (Out)                                                                         0
                                                                                                        0
                                            ---------   ----------    --------   -----------   ----------

ENDING BOOK BALANCE                           136,006       (8,294)          0           500      822,084
                                            =========   ==========    ========   ===========   ==========



4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

         List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

             Payments To/On                                                  Amount          Date        Check #
             --------------                                                  ------          ----        -------
             Professionals (attorneys,
             accountants, etc.):

             The Blackstone Group                                           133,418         5/11/98       41931





                                                                            -------
                                                                            133,418
                                                                            =======

             PRE-PETITION DEBTS


                                                                               NONE





                                                                            -------
             Total payments of pre-petition debts                                 0
                                                                            =======

                         INSURANCE EXPIRATION STATEMENT
                                                                       EXHIBIT D


                                        INSURANCE    COVERAGE      POLICY    EXPIRATION        PREMIUM             COVERAGE
CARRIER NAME AND ADDRESS       TYPE       AGENT       AMOUNT       NUMBER       DATE            AMOUNT            PAID THRU
------------------------       ----       -----       ------       ------       ----            ------            ---------


                               SEE ATTACHED



I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


Date: 5/19/98
     ------------------------


                                          Molten Metal Technology, Inc.


                                          By:  /s/ F. Gordon Bitter
                                             -----------------------------------
                                               F. Gordon Bitter
                                               Chief Executive Officer

                                          MMT of Tennessee, Inc.


                                          By:  /s/ F. Gordon Bitter
                                             -----------------------------------
                                               F. Gordon Bitter
                                               Vice President

                                          M4 Environmental, L.P..


                                          By: /s/ F. Gordon Bitter
                                             -----------------------------------
                                               M4 Environmental Management, Inc.
                                               General Partner

                                          By:  /s/ F. Gordon Bitter
                                             -----------------------------------
                                               F. Gordon Bitter
                                               Vice President

                                          MMT Federal Holdings, Inc.


                                          By:  /s/ F. Gordon Bitter
                                             -----------------------------------
                                               F. Gordon Bitter
                                               Vice President

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A


    Carrier Name & Address                     Type                             Broker            Limits          Policy
                                                                                                                  Number
Commerce & Industry Insurance Co.       General Liability                         Aon             $1,000,000     340-94-76
70 Pine Street                          Automobile Liability                      Aon             $1,000,000     766-56-11
New York, NY   10270                    Excess Liability - 1st layer              Aon            $20,000,000     606-23-31
                                                                                              excess of $1M

New Hampshire Insurance Co.             Workers Compensation                      Aon           Statutory       WC588-59-75
70 Pine Street                          Workers Compensation - CA                 Aon           Statutory       WC588-59-77
New York NY  10270                      Employers' Liability                      Aon             $1,000,000    WC588-59-75
                                                                                                                and -77[CA]

American International Specialty Lines  Pollution Liability - MA/TN               Aon             $3,000,000      8199951
   Insurance Co.                        Pollution Liability - TX                  Aon             $1,000,000      8199950
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company        Fidelity                                  Aon               $500,000   751-118812-98
P.O. Box 91394                          Fiduciary                                 Aon             $2,000,000   751-118834-98
Chicago, IL   60693

Executive Risk Indemnity Company        Directors & Officers Liability            Aon            $10,000,000   751-091628-98
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                 Foreign Liability                         Aon             $1,000,000   PST 00 9648288
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.          Property                                  Aon            ###########       CC626
Allendale Park                                                                                     Blanket
Johnston, RI  02919

American Nuclear Insurers               Nuclear All Risk Property                 J&H/M&M        $45,000,000       98262
Town Center                             Nuclear Liability Facility Form - TN      J&H/M&M        $50,000,000      NF-0338
29 South Main Street                    Master Worker Certificate - TN            J&H/M&M        ###########      NW-0235
West Hartford, CT 06107                                                                          Shared Agg.


    Carrier Name & Address                      Expiration     Premium           Paid
                                                   Date                          Thru
Commerce & Industry Insurance Co.                 12/3/98      $53,000          Current
70 Pine Street                                    12/3/98       $3,540          Current
New York, NY   10270                              12/3/98      $43,185          Current


New Hampshire Insurance Co.                       12/3/98     $111,250          Current
70 Pine Street                                    12/3/98         $753          Current
New York NY  10270                                12/3/98        inclu.         Current


American International Specialty Lines            12/3/98      $28,342          Current
   Insurance Co.                                  12/3/98      $16,919          Current
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company                   5/9/99       $6,000          Current
P.O. Box 91394                                     5/9/99       $6,000          Current
Chicago, IL   60693

Executive Risk Indemnity Company                   1/19/99    $350,000          Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                            2/1/99       $2,000          Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.                    12/2/99     $170,000          Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers                          1/1/99      $97,500          Current
Town Center                                       12/31/98    $124,215          Current
29 South Main Street                              12/31/98        $550      Not yet invoiced
West Hartford, CT 06107


    Carrier Name & Address                        Type                             Broker          Limits        Policy
                                                                                                                 Number
                                        Nuclear Supplier's & Transp.              J&H/M&M        $15,000,000    NS-0539
                                        Nuclear Liability Facility Form - SC      J&H/M&M        $10,000,000    NF-0329
                                        Nuclear Foreign Supplier's & Transp.      J&H/M&M        $10,000,000      TBD
                                        Master Worker Certificate - SC            J&H/M&M        ###########    NW-0237
                                                                                                 Shared Agg.
                                        Nuclear Facility Liability - Comm. Park   J&H/M&M        $10,000,000    NF-0337
                                        Master Worker Certificate - Comm. Park    J&H/M&M        ###########    NW-0234
                                                                                                 Shared Agg.

American International Specialty        Pollution Legal and Closure/Post Closure  J&H/M&M         $3,000,000    8183013
   Lines Ins. Co.                                                                              Pollution Legal
Harborside Financial Center                                                                       $3,400,000
401 Plaza 3                                                                                         Closure
Jersey City, NJ   07311





                                                 Expiration          Premium                       Paid
                                                    Date                                           Thru
                                                  12/31/98           $8,670                      Current
                                                  12/31/98          $13,590                      Current
                                                  12/31/98            TBD                Based on Foreign Sales
                                                  12/31/98             $550                  Not yet invoiced

                                                  12/31/98          $39,568                      Current
                                                  12/31/98             $550                 Not yet invoiced


American International Specialty                  10/15/00          $94,400                      Current
   Lines Ins. Co.                               Poll. Legal
Harborside Financial Center                       12/7/00          $425,000                      Current
401 Plaza 3                                       Closure
Jersey City, NJ   07311


Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A


    Carrier Name & Address                                Type                        CO         Limits      Expiration
                                                                                    Entity                      Date
Blue Cross & Blue Shield of RI          Full Coverage Medical                    MMT                        4/1-4/30/98
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                       Self Funded Dental                       MMT                        4/1-4/30/98
PO Box 5-0198
Woburn, MA 01815-0198


Fortis Benefits Insurance Co.           Employee Funded-Supplemental Life        MMT                        4/1-4/30/98
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.           Employee Funded-Supplemental Life        MMT TN                     4/1-4/30/98
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services       Medical Stop Loss and Life Insurance     MMT                        4/1-4/30/98
10159 Wayzata Boulevard                 Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services       Medical Stop Loss and Life Insurance     MMT TN                     4/1-4/30/98
10159 Wayzata Boulevard                 Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services       Self Funded Medical Claims               MMT &                      4/1-4/30/98
10159 Wayzata Boulevard                                                          MMT TN
Minnetonka, MN 55305


UNUM Life Insurance                     Employee Funded Long Term Disability     MMT                        4/1-4/30/98





    Carrier Name & Address             Premium         Paid
                                                       Thru
Blue Cross & Blue Shield of RI         $10,622        Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                         None        Current
PO Box 5-0198                                         Current
Woburn, MA 01815-0198                                 Current


Fortis Benefits Insurance Co.           $1,968        Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.           $1,185        Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services      $10,960        Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services       $8,231        Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services      $50,000        Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


UNUM Life Insurance                     $1,951        Current

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A


    Carrier Name & Address                                Type                        CO         Limits      Expiration
                                                                                    Entity                      Date
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                     Short Term Disability                    MMT                        4/1-4/30/98
2211 Congress Street
Portland, ME 04122


    Carrier Name & Address         Premium         Paid
                                                   Thru
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                 $2,110        Current
2211 Congress Street
Portland, ME 04122